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                                                                    EXHIBIT 10.7

                                SIGNALSOFT CORP.
                         NON-QUALIFIED STOCK OPTION PLAN
                                  ("NSO Plan")

1.   PURPOSE.

                  (a) The purpose of this Plan (the "Plan") is to provide a means by which employees (including officers) of, directors of, and consultants and advisors to SignalSoft Corp. (the "Company" or the "Corporation") or its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

                  (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in sections 425(e) and (f), respectively, of the Internal Revenue Code of 1954, as amended (the "Code").

                  (c) The Company, by means of the Plan, seeks to retain the services of persons now holding positions in connection with and/or in service to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (d) The Company intends that the options issued under the Plan not be incentive stock options as that term is used in Section 422A of the Code.

2.   ADMINISTRATION.

                  (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have final power to determine all



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questions of policy and expediency that may arise in the administration of the
Plan.

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                    (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the options shall be granted; the provisions of each option granted (which need not be identical) -- including, but not limited to, the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

                    (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                    (3) To amend the Plan as provided in paragraph 10.

                    (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members of the Board (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the


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administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. ADDITIONALLY, PRIOR TO THE DATE OF THE FIRST REGISTRATION OF AN EQUITY SECURITY OF THE COMPANY UNDER SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BOARD MAY DELEGATE ADMINISTRATION OF THE PLAN TO ANY PERSON OR PERSONS TO WHOM AUTHORITY HAS BEEN DELEGATED.

                  (d) The term "disinterested person", as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its Affiliates. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  (e) ANY REQUIREMENT THAT AN ADMINISTRATOR OF THE PLAN BE A "DISINTERESTED PERSON" SHALL NOT APPLY PRIOR TO THE DATE OF THE FIRST REGISTRATION OF AN EQUITY SECURITY OF THE COMPANY UNDER SECTION 12 OF THE EXCHANGE ACT.


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                  (f) All actions taken and all interpretations and
determinations made by the Board or the Committee hereunder in good faith (including determinations of Fair Market Value) shall be final and binding upon all optionees (and any persons to whom an option has been validly transferred hereunder), the Company and all other interested persons. No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board or the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

3. SHARES SUBJECT TO THE PLAN.

                  (a) The Board or the Committee shall have the power to grant options to purchase the Company's common stock hereunder in such amounts, and subject to such terms and conditions, as the Board or the Committee shall determine at the time of each stock option grant, consistent with the terms and conditions of this Plan; provided, however, that the aggregate number of shares of the Company's common stock which may be sold pursuant to options granted under this Plan (or any other stock option plan the Company may hereafter adopt which exists simultaneously with this Plan) may at no time exceed the number of shares of common stock then authorized but remaining unissued minus the number of shares of common stock at that time reserved for issuance for any other purpose. If any option granted under this Plan or under any other stock option plan of the Company hereafter adopted shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for this Plan and/or for any such other stock



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option plan of the Company. In addition, if options granted under this Plan or any such other Company stock option plan are exercised in accordance with the terms of the option, and shares of the stock so acquired are thereafter repurchased by the Company in accordance with the terms of such option or this Plan or any such other Company stock option plan, the stock so repurchased shall become available for the Plan and/or for such other Company stock option plan.

                  (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise. Any shares of common stock subject to stock options forfeited by an optionee for any reasons shall not thereafter be eligible for purchase by the optionee, but may be made subject to stock options granted to other optionees.

                  (c) There is no maximum limit on the aggregate Fair Market Value (determined as of the times the respective options are granted) of the stock for which any eligible person may be granted options under the Plan in any calendar year.

                  (d) If the common stock of the Company is not traded publicly, the "Fair Market Value" of a share of common stock (whenever such Fair Market Value may be determined as of any given date), shall be determined in good faith by the Board of Directors or the Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and whenever the Board or the Committee makes such a determination of Fair Market Value in its discretion, the Board or the Committee shall maintain a written record of its method of determining such value. If the common stock of the Company is traded publicly, the Fair Market Value of


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a share of common stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the common stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

4.  ELIGIBILITY.

                  (a) Options may be granted to any employee (including officers) of, directors of, or consultants and advisors to the Company or its Affiliates.

                  (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such manner are disinterested persons, as defined in paragraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. THIS SUBPARAGRAPH 4(b) SHALL NOT APPLY PRIOR TO THE DATE OF THE FIRST REGISTRATION OF AN EQUITY SECURITY OF THE COMPANY UNDER
SECTION 12 OF THE EXCHANGE ACT.

5.   OPTION PROVISIONS.

                  Each option shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem


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appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

                  (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

                  (b) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or Committee, either at the time of grant or exercise of the option (A) by delivery to the Company of other common stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(c), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion.

                  In the case of any deferred payment arrangement, any interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

                  (c) An option shall not be transferable except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.


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                  (d) The total number of shares of stock subject to an option may, but need not, be allocated in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(d) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised, and to the Vesting Start Date for such installment(s) as determined by the Board or the Committee at the time of grant. The Board or the Committee shall have the power -- on such terms and conditions, if any, as the Board or Committee deems appropriate --to accelerate the time during which an option may be exercised or the time during which an option or any portion thereof will vest pursuant to this subparagraph 5(d), notwithstanding the provisions in the stock option grant agreement stating the time during which it may be exercised or the time during which it will vest.

                  (e) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(c), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and


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experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters that he is capable of evaluating, alone or together with a purchaser representative, the merits and risks of exercising the option; and (2) to give written assurance satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

                  (f) Unless otherwise determined at the time of grant or subsequently amended by the Board or the Committee, an option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of the employment of the optionee is due to such person's total and permanent disability, within the meaning of
Section 422A(c)(9) of the Code, in which case the option may, but need not, provide that it be exercised at any time within one (1) year following such total and permanent disability; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it be exercised at any time within one (1) year following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of


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descent and distribution; or (iii) the option by its terms of its grant specifies either (a) that it shall terminate sooner than three (3) months after termination of the optionee's employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(f) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

                  (g) Prior to an initial public offering of the Company's common stock: (i) the Company retains the right to repurchase at any time all or any portion of the shares of common stock purchased pursuant to any stock option granted hereunder at a purchase price equal to the Fair Market Value of the common stock on the date of such repurchase by the Company; (ii) no holder of any share of common stock purchased pursuant to any stock option granted hereunder may sell, convey, or pledge any shares of common stock so purchased unless such holder first gives written notice of such proposed sale, conveyance or pledge to the Company at least thirty (30) days prior to the proposed consummation date of such transaction, during which thirty-day period the Company may exercise its rights under the subparagraph 5(g)(i); and (iii) in the event the Company chooses within said thirty-day period not to exercise its rights of repurchase with respect to a particular proposed sale after having received proper notice thereof pursuant to subparagraph 5(g)(ii), then notwithstanding the Company's choice not to exercise its repurchase rights with respect to that


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particular proposed sale, the repurchase rights of the Company and restrictions set forth in subparagraphs 5(g)(i) and 5(g)(ii) shall survive any sale of shares originally purchased pursuant to any stock option granted hereunder to any subsequent party or parties until such time as an initial public offering of the Company's common stock occurs. All shares purchased pursuant to an option granted hereunder -- or thereafter sold as permitted hereunder to any subsequent party or parties -- shall bear a legend imprinted on the stock certificates evidencing such shares as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN NON-QUALIFIED STOCK OPTION PLAN OF THE CORPORATION AND THE STOCK OPTION GRANT AGREEMENT PURSUANT TO WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY PURCHASED. A COPY OF SAID PLAN AND STOCK OPTION GRANT AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION, AND THE CORPORATION WILL FURNISH COPIES OF SUCH AGREEMENTS TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST. SUCH REQUEST MAY BE MADE TO THE CORPORATION'S PRESIDENT OR SECRETARY.

6. COVENANTS OF THE COMPANY.

                  (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

                  (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any


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option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of the stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.   USE OF PROCEEDS FROM STOCK.

                  Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.   MISCELLANEOUS.

                  (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(c) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

                  (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, upon request, such financial and other information regarding the Company as is contained in the annual report to the shareholders of the Company, if any such annual report is made and distributed to the Company shareholders.

                  (c) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible participant or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company



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or any Affiliate to terminate the employment of any eligible participant or optionee with or without cause.

                  (d) Neither the adoption of the Plan by the Board (or any subsequent approval, if any, by the shareholders of the Company) shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliate has or may lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance death and disability benefits and executive short-term incentive plans.

9. ADJUSTMENTS UPON CHANGES IN STOCK.

                  (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidated dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of stock subject to outstanding options.

                  (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of


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the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, (ii) the time during which such options may be exercised shall be accelerated and the option terminated if not exercised prior to such event, or (iii) such options shall continue in full force and effect.

10. AMENDMENT OF THE PLAN.

                  (a) The Board at any time, and from time to time, may amend or alter the Plan.

                  (b) Except as otherwise provided herein [e.g., in paragraph 5(d)] rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.

11.   TERMINATION OR SUSPENSION OF THE PLAN.

                  (a) The Board may at any time terminate, discontinue or suspend the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (b) Except as otherwise provided herein [e.g., in paragraph 5(d)], rights and obligations under any option granted


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while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

12. EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective on November 17, 1995, the date adopted by the Board.

                  The above Plan was originally approved and adopted by the Company's Board of Directors on November 17, 1995.


                                          /s/ Duncan A. Campbell III
                                          --------------------------------------
                                          Duncan A. Campbell III
                                          Corporate Secretary


                                          Dated:  November 17, 1995



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                                 FIRST AMENDMENT
                                     TO THE
                                SIGNALSOFT CORP.


                         NON-QUALIFIED STOCK OPTION PLAN

         Pursuant to action duly taken by the Board of Directors of SignalSoft Corp. (the "Company" or the "Corporation")at its meeting held August 1, 1996, the Company's Non-Qualified Stock Option Plan (the "NSO Plan" or the "Plan") adopted by the Board on November 17, 1995, is hereby amended, effective as of August 1, 1996, by changing the period to a comma at the end of the first sentence of Section 3(a) -- "SHARES SUBJECT TO THE PLAN" -- and adding thereto the following phrase: "or such lesser amount as may be required by law or by any contract or document by which the Company is bound".





                                          /s/ Duncan A. Campbell II
                                          --------------------------------------
                                          Duncan A. Campbell III
                                          Corporate Secretary


                                          Dated:   August 1, 1996